Registration No. 33-6418
                                                      1940 Act File No. 811-4946
                                                                     Rule 497(e)


                           THOMPSON PLUMB FUNDS, INC.

                                   GROWTH FUND
                                    BOND FUND

                             ----------------------

                       Supplement Dated November 28, 2006
                                       To
                         Prospectus Dated April 1, 2006


Change Fee Waiver and/or Expense Reimbursement
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      Effective December 1, 2006, Thompson Investment Management LLC, the
investment advisor for the Growth and Bond Funds (the "Advisor"), has contractually agreed to increase the amount of expenses it will reimburse the Bond Fund. This supplement describes this increase in the fee waiver and/or expense reimbursement and amends the Prospectus solely with respect to the Bond Fund and not with respect to the Growth Fund.

      Effective December 1, 2006, in the "Fees and Expenses" section of the Prospectus, under the heading "Annual Operating Expenses" on page 8, footnote 1 of the expenses table is deleted and replaced in its entirety by the following:

            The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Bond Fund from December 1, 2006 through March 31, 2008, so that the annual operating expenses of that Fund do not exceed 0.59% of its average daily net assets.